UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest reported event):  August 16, 2005

                               MOTIENT CORPORATION
               (Exact Name of Registrant as Specified in Charter)



         Delaware                         0-23044               93-0976127
(State or Other Jurisdiction of         (Commission           (IRS Employer
       Incorporation)                   File Number)        Identification No.)

     300 Knightsbridge Pkwy.
        Lincolnshire, IL                                         60069
      (Address of Principal                                   (Zip Code)
       Executive Offices)

        Registrant's telephone number, including area code: 847-478-4200

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                           Forward-Looking Statements

This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected financial position and operating results, our business strategy, and our financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "anticipate," "estimate," "expect," "project," or "intend." These forward-looking statements reflect our plans, expectations, and beliefs and, accordingly, are subject to certain risks and uncertainties. We cannot guarantee that any of such forward-looking statements will be realized.

Statements regarding factors that may cause actual results to differ materially from those contemplated by such forward-looking statements ("Cautionary Statements") include, among others, those under the caption "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2004, our quarterly report on Form 10-Q for the quarter ended June 30, 2005, and our recently filed registration statements on Form S-1. All of our subsequent written and oral forward-looking statements (or statements that may be attributed to us) are expressly qualified by the Cautionary Statements. You should carefully review the risk factors described in our other filings with the Securities and Exchange Commission (the "SEC") from time to time.

Our forward-looking statements are based on information available to us today, and we undertake no obligation to update these statements. Our actual results may differ significantly from the results discussed.

Item 8.01  Other Events.

August 16, 2005, Highland Legacy Limited, a stockholder of Motient Corporation, filed suit in the Court of Chancery of the State of Delaware in and for New Castle County against: Motient Corporation; Steven Singer, Gerald Kittner, Barry Williamson, Raymond Steele and Gerald Goldsmith, directors of Motient; Peter D. Aquino, a former director of Motient; Christopher Downie, Chief Operating Officer of Motient; Gary Singer; Tejas, Inc.; Tejas Securities, Inc.; Communications Technology Advisors LLC; Capital & Technology Advisors, Inc.; and Jared Abbruzzese. Highland Legacy Limited is an affiliate of James Dondero, a director of Motient. The lawsuit alleges breaches of duties allegedly owed to Motient by the defendants and seeks the recovery of fees from certain of these parties relating to prior transactions with Motient. Most of these fees were approved by Mr. Dondero in his capacity as a director of Motient. Also on August 16, 2005, Highland Crusader Offshore Partners, L.P., Highland Equity Focus Fund, L.P., Highland Capital Management, L.P., and Highland Capital Management Services, L.P., filed suit in the District Court in Dallas County, Texas, against Motient seeking, among other remedies, rescission of their purchase of Series A Preferred Stock of Motient in April, 2005. These four plaintiffs are also affiliates of James Dondero, a director of Motient.

Motient understands that Mr. Dondero or his Highland entities have been involved, primarily as a plaintiff, in over 50 lawsuits since 2002, at least some of which are similar to the Delaware lawsuit filed on August
16. The lawsuits against Motient were filed after the formation by Motient's Board of Directors of an Executive Committee which does not include Mr. Dondero. Motient believes that these lawsuits have no merit and intends to vigorously defend these lawsuits.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MOTIENT CORPORATION



                                            By: /s/ Robert Macklin
                                                ----------------------
                                                Robert Macklin
                                                Vice President,
                                                Secretary and General Counsel

Date:  August 18, 2005






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